SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 3

                                       TO

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 3, 2001



                             CP Limited Partnership
           (Exact Name of the Registrant as Specified in Its Charter)


          Maryland                 33-85492                     38-3140664
(State or Other Jurisdiction      (Commission                 (IRS Employer
        of Formation)             File Number)            Identification Number)

           6160 South Syracuse Way, Greenwood Village, Colorado 80111 (Address of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (303) 741-3707

                                       N/A
          (Former Name of Former Address, if Changed Since Last Report)




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ITEM 2.  CWS ACQUISITION OR DISPOSITION OF ASSETS.

This current report on Form 8-K/A (Amendment No. 3) to the Registrant's current report on Form 8-K, dated August 3, 2001, as amended by the Registrant's current reports on Form 8-K/A (Amendments No. 1 and No. 2) filed with the Securities and Exchange Commission (the "Commission") on October 17, 2001 and December 20, 2001 respectively, relates to the issuance, on a private placement basis, of $150,000,000 principal amount of the Registrant's 7.125% Senior Notes due 2011 (the "Senior Notes"). The purpose of this amendment is to include certain information about the Senior Notes in this Item 2 and in the pro forma financial information in Item 7(b) hereof.

On August 3, 2001, Chateau Communities, Inc., a Maryland corporation ("Chateau") acquired CWS Communities Trust, a Maryland real estate investment trust ("CWS"), and CWS Communities LP, a Delaware limited partnership ("CWS OP"), pursuant to an Agreement and Plan of Merger, dated as of June 6, 2001 (the "Merger Agreement"), among Chateau, the Registrant, Chateau Merger Sub, Inc., a Maryland corporation, Second Merger Sub, LLC, a Maryland limited liability company, Partnership Merger Sub, LLC, a Delaware limited liability company, CWS, CWS OP and Security Capital Manufactured Housing Incorporated, a Delaware corporation (the "CWS Acquisition").

Total consideration for the CWS Acquisition was approximately $552 million, including approximately $323 million in cash, $151 million in assumed liabilities and the issuance in a private placement of 2,040,878 units of limited partner interest in the Registrant (each an "OP Unit") (valued for this purpose at $30.935 per OP Unit) and approximately $9.9 million in 11-year 7.5% Senior Unsecured Notes (the "7.5% Notes"). The Merger Agreement is incorporated by reference herein as Exhibit 2.1 hereto. The form of the 7.5% Notes is incorporated by reference herein as Exhibit 99.1 hereto.

Initial financing for the cash portion of the consideration consisted of proceeds from an acquisition facility (the "Acquisition Facility") provided by a syndicate of financial institutions led by Bank One, N.A. This facility bears interest at a rate of LIBOR plus 120 basis points and matures on August 2, 2002. The credit agreement for the Acquisition Facility is incorporated by reference herein as Exhibit 99.2 hereto.

On October 30, 2001, the Registrant issued the Senior Notes on a private placement basis. The Senior Notes bear interest at a rate of 7.125% per year and are payable semi-annually on May 1 and November 1 of each year, beginning May 1, 2002. The Senior Notes are redeemable by the Registrant, in whole or in part, at any time prior to maturity. The net proceeds from the sale of the Senior Notes were approximately $148.3 million. The Registrant intends to use the net proceeds to repay a portion of the outstanding indebtedness under the Acquisition Facility. The Senior Notes will not be and have not been registered under the Securities Act of 1933, as amended, and, accordingly, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

In connection with the CWS Acquisition, certain limited partners of the Registrant also agreed that the terms of the loans extended to them by CWS OP in the aggregate amount of $26 million would be amended and restated effective as of the closing date of the CWS Acquisition (the "Amended and Restated Loan Agreements"). Prior to the CWS Acquisition, these loans were secured with the pledge of shares of common stock of CWS and units of limited partner interest in CWS OP, 50% of which could be purchased by CWS at its option upon certain events, including certain prepayments and upon maturity. As of August 2, 2001, these loans were amended and restated to, among other things, replace the collateral with a proportionate amount of OP Units, provide for an initial purchase price for the OP Units subject to the repurchase option of the Registrant, eliminate the right of the Registrant to exercise this option in the event of a prepayment of the Amended and Restated Loans in full prior to January 1, 2003 and lower the exercise price of this option in the event that certain distributions are made to the borrowers thereunder. The maturity dates of these loans vary between June 14, 2009 and September 26, 2010. The loans bear initial interest rates of 6.25% or 6.50%, increasing at increments of 25 basis points on each




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anniversary  of each loan,  not exceeding  7.50%. A form of Amended and Restated
Investment Loan Agreement is incorporated by reference herein as Exhibit 99.3 hereto. A form of Amended and Restated Non-Investment Loan Agreement is incorporated by reference herein as Exhibit 99.4 hereto.

In addition, the Registrant agreed to issue to stockholders of CWS who received the 7.5% Notes in the CWS Acquisition an aggregate of 309,371 OP Units in a private placement pursuant to the terms of Subscription Agreements, each dated as of August 2, 2001, for an aggregate purchase price of approximately $9.6 million paid to the Registrant through the issuance of 9-year 7.5% promissory notes (subject to extension for two additional one-year periods in certain events) secured by OP Units held by the obligor.

The CWS portfolio consists of 46 properties, with 16,600 home sites in 12 states. The majority of these properties are located in Florida (41%), Georgia (17%) and Texas (21%). In addition, CWS owns 1,518 expansion sites available for future development and three RV communities with 431 RV sites. The Registrant plans to continue the ownership and operation of these properties as manufactured home communities and RV sites. Certain information concerning these properties is attached hereto as Exhibit 99.5.

The terms of the Merger Agreement, the other agreements used in the CWS Acquisition and the Amended and Restated Loan Agreements were negotiated at arms' length by management of Chateau.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements.

                  Consolidated Balance Sheets of CWS at December 31, 2000 and 1999 (Audited) and June 30, 2001 (Unaudited).**

                  Consolidated Statements of Operations of CWS for the years ended December 31, 2000, 1999 and 1998 (Audited) and the six months ended June 30, 2001 (Unaudited).**

                  Consolidated Statements of Changes in Shareholders' Equity of CWS for the years ended December 31, 2000, 1999 and 1998 (Audited) and the six months ended June 30, 2001 (Unaudited).**

                  Consolidated Statements of Cash Flows of CWS for the years ended December 31, 2000, 1999 and 1998 (Audited) and the six months ended June 30, 2001 (Unaudited).**

         (b)      Pro Forma Financial Information.

                  Pro Forma Combined Condensed Statements of Income for the year ended December 31, 2000 and the six months ended June 30, 2001 (Unaudited).

                  Pro Forma Combined Condensed Balance Sheet as of June 30, 2001 (Unaudited).

         (c)      Exhibits.

                  Item           Description
                  ----           -----------

                  2.1* Agreement and Plan of Merger, dated as of June 6, 2001, among Chateau Communities, Inc., a Maryland corporation, CP Limited Partnership, a Maryland limited partnership, Chateau Merger Sub, a Maryland corporation, Second Merger Sub LLC, a Maryland limited liability company, Partnership Merger Sub, LLC a Delaware limited liability company, CWS Communities Trust, a Maryland real estate investment trust, CWS Communities LP, a



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                  Item           Description
                  ----           -----------

                                 Delaware   limited   partnership  and  Security
                                 Capital Manufactured Housing Incorporated, a Delaware corporation.

                  99.1*          Form of 7.5% Notes.

                  99.2* Credit Agreement dated as of August 3, 2001 among CP Limited Partnership, a Maryland limited partnership, Bank One, N.A., certain other banks, financial institutions and other entities and Bank One N.A., as Administrative Agent.

                  99.3*          Form of Investment Loan Agreement.

                  99.4*          Form of Non-Investment Loan Agreement.

                  99.5*          Description of CWS Portfolio.

                  99.6*** Amended and Restated Note Purchase Agreement, dated October 12, 2001, among CP Limited Partnership, a Maryland limited partnership, ROC Communities, Inc., a Maryland corporation, Pacific Life Insurance Company and Pacific
                                 Life and Annuity Company for 7.52% Senior Notes due November 4, 2003 8.30% Senior Notes due October 1, 2021.

                  ----------------------------------
                       * Incorporated by reference to the Exhibits filed with Chateau's current report on Form 8-K filed with the Commission on August 20, 2001.

                      ** Incorporated by reference to the Financial Statements filed with the Registrant's current report on Form 8-K/A filed with the Commission on October 17, 2001.

                     *** Incorporated by reference to the Exhibits filed with Chateau's current report on form 8-K/A filed with the Commission on December 21, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 1, 2002                          CHATEAU COMMUNITIES, INC.


                                              By:/s/ Tamara D. Fischer
                                                 ---------------------
                                                     Tamara D. Fischer
                                                     Chief Financial Officer

Date:  March 1, 2002                          CP LIMITED PARTNERSHIP


                                              By:  Chateau Communities, Inc., as
                                                    general partner

                                              By:/s/ Tamara D. Fischer
                                                 ---------------------
                                                     Tamara D. Fischer
                                                     Chief Financial Officer




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CWS Communities Trust
Consolidated Financial Statements
For the years ended December 31, 2000, 1999, and 1998
and for the six months ended June 30, 2001
(unaudited)

With report from independent accountants


                        Report of Independent Accountants


To the Shareholders and Board of Trustees of CWS Communities Trust:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, changes in shareholders' equity and cash flows present fairly, in all material respects, the financial position of CWS Communities Trust and its subsidiaries at December 31, 2000, 1999, and 1998 and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

February 2, 2001, except for Notes 9 and 15, as to which the dates are March 15, 2001 and August 3, 2001, respectively

/s/ PricewaterhouseCoopers LLP

February 28, 2002


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